UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2006

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on January 19, 2006.

SIMMONS FIRST ANNOUNCES RECORD FOURTH QUARTER EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ NM: SFNC) today announced record earnings for the fourth quarter ended December 31, 2005. Net income for the quarter was $6.8 million, an increase of $985,000, or 16.9% over the fourth quarter of 2004. Diluted earnings per share were $0.47 for the fourth quarter of 2005 compared to $0.39 per share for the same period in 2004, an increase of 20.5%.

For the year ended December 31, 2005, net income was $27.0 million, an increase of $2.5 million, or 10.3% over the same period in 2004. Diluted earnings per share for the twelve-month period were $1.84, an increase of $0.19, or 11.5%.

“We are pleased with the Company’s performance both for the fourth quarter and for the year,” said J. Thomas May, Chairman and Chief Executive Officer. “We continue to see positive trends in earnings, loan growth, and asset quality. The increase in earnings over the same quarter last year is the result of continued loan growth, an increase in non-interest income, disciplined expense control, and a reduced provision for loan losses resulting from the improvements in asset quality.”

Net interest income for the fourth quarter of 2005 increased to $22.8 million. The increase is primarily attributable to growth in the loan portfolio partially offset by the continuing rise in the cost of funds and a relatively flat yield curve. Net interest margin, on a fully taxable equivalent basis, was 4.10% in the fourth quarter of 2005 compared to 4.09% in the fourth quarter of 2004, an increase of one basis point. On a year to date basis, net interest margin for 2005 increased five basis points to 4.13%.

The Company’s loan portfolio totaled $1.7 billion at December 31, 2005, an increase of $147 million, or 9.3% over the same period last year. The growth was primarily attributable to increased demand in the commercial and real estate loan portfolios. Deposits were $2.1 billion at December 31, 2005, a $101 million, or 5.1% increase from December 31, 2004.

Asset quality for the fourth quarter continued to strengthen as non-performing assets decreased by $3.9 million from the same period last year, a 28% decrease. Non-performing loans to total loans improved to 0.49% from 0.76% from the same period last year, while the allowance for loan losses improved to 319% of non-performing loans as of December 31, 2005, compared to 221% as of December 31, 2004. At quarter end, the allowance for loan losses equaled 1.57% of total loans. The Company’s annualized net charge-off ratio for the fourth quarter of 2005 was 0.47%. Excluding credit cards, the annualized net charge-off ratio for the fourth quarter was 0.20%.

Total assets for the Company were $2.5 billion at December 31, 2005, an increase of $110 million over the period ended December 31, 2004. Stockholders’ equity at December 31, 2005 was $244 million, a $5.9 million increase from December 31, 2004.

“During 2005, the Company continued to expand by opening four financial centers in the communities of Little Rock, Conway, Van Buren, and Bentonville,” commented Mr. May. “In addition, the Company improved its ability to serve customers through the acquisition of a financial center in Little Rock and the relocation to an expanded facility in Fort Smith. In 2006, the Company expects to open additional financial centers in Little Rock, North Little Rock, El Dorado, Beebe, and Paragould.”

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 81 offices, of which 79 are financial centers, in 46 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, January 19, 2006. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 3984114 and the recording will be available through the end of business January 31, 2006. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2005	2005	2005	2005	2004

ASSETS
Cash and non-interest bearing balances due from banks	$75,461	$83,088	$73,169	$67,615	$72,032
Interest bearing balances due from banks	14,397	48,206	27,861	22,030	36,249
Federal funds sold	11,715	16,825	43,230	56,580	45,450
Cash and cash equivalents	101,573	148,119	144,260	146,225	153,731

Investment securities - held-to-maturity	150,299	151,123	149,293	147,644	151,264
Investment securities - available-for-sale	371,490	388,848	400,451	411,340	390,794
Mortgage loans held for sale	7,857	9,417	8,361	11,641	9,246
Assets held in trading accounts	4,631	4,731	4,680	4,718	4,916

Loans	1,718,107	1,709,372	1,662,337	1,586,483	1,571,376
Allowance for loan losses	(26,923)	(27,330)	(27,013)	(26,422)	(26,508)
Net loans	1,691,184	1,682,042	1,635,324	1,560,061	1,544,868

Premises and equipment	63,360	61,354	59,086	57,685	57,211
Foreclosed assets held for sale, net	1,540	2,120	1,482	1,340	1,839
Interest receivable	18,754	18,555	15,705	15,276	14,248
Bank owned life insurance	33,269	32,952	32,673	7,410	3,536
Goodwill	60,605	60,454	60,454	60,454	60,454
Core deposit premiums	5,029	5,207	5,414	5,621	5,829
Other assets	14,177	12,120	13,202	13,095	16,008

TOTAL ASSETS	$2,523,768	$2,577,042	$2,530,385	$2,442,510	$2,413,944

LIABILITIES
Non-interest bearing transaction accounts	$331,113	$305,506	$308,543	$296,347	$293,137
Interest bearing transaction accounts and savings deposits	749,925	758,906	777,820	773,365	769,296
Time deposits less than $100,000	564,017	568,013	561,937	562,171	539,836
Time deposits greater than $100,000	414,903	415,302	377,991	376,478	356,926
Total deposits	2,059,958	2,047,727	2,026,291	2,008,361	1,959,195
Federal funds purchased and securities
sold under agreements to repurchase	107,223	92,320	122,255	89,991	104,785
Short-term debt	8,031	92,747	36,851	907	2,373
Long-term debt - parent company	4,000	4,000	6,000	6,000	6,000
Long-term FHLB debt - affiliate banks	52,090	52,066	52,854	55,583	57,733
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	17,451	16,081	16,512	18,466	14,706
TOTAL LIABILITIES	2,279,683	2,335,871	2,291,693	2,210,238	2,175,722

STOCKHOLDERS' EQUITY
Capital stock	143	143	144	144	146
Surplus	53,723	54,429	55,608	56,315	62,826
Undivided profits	194,579	190,047	184,865	180,075	176,374
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(4,360)	(3,448)	(1,925)	(4,262)	(1,124)
TOTAL STOCKHOLDERS' EQUITY	244,085	241,171	238,692	232,272	238,222

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,523,768	$2,577,042	$2,530,385	$2,442,510	$2,413,944

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2005	2005	2005	2005	2004

ASSETS
Cash and non-interest bearing balances due from banks	$85,534	$78,418	$77,007	$77,862	$85,375
Interest bearing balances due from banks	16,426	16,384	15,765	35,027	38,498
Federal funds sold	6,353	29,375	35,157	52,022	60,033
Cash and cash equivalents	108,313	124,177	127,929	164,911	183,906

Investment securities - held-to-maturity	147,779	150,654	149,038	149,986	171,402
Investment securities - available-for-sale	384,346	390,580	412,101	404,127	383,325
Mortgage loans held for sale	8,056	11,395	9,425	8,532	9,682
Assets held in trading accounts	4,688	4,711	4,696	4,234	5,510

Loans	1,714,132	1,689,883	1,626,513	1,575,329	1,570,724
Allowance for loan losses	(27,308)	(27,512)	(26,859)	(27,004)	(27,823)
Net loans	1,686,824	1,662,371	1,599,654	1,548,325	1,542,901

Premises and equipment	62,633	60,497	58,320	57,538	56,128
Foreclosed assets held for sale, net	2,028	1,870	1,420	1,468	1,728
Interest receivable	19,121	17,038	15,301	14,398	14,854
Bank owned life insurance	33,102	32,832	24,823	3,593	3,507
Goodwill	60,554	60,454	60,454	60,454	60,454
Core deposit premiums	5,138	5,326	5,534	5,745	5,947
Other assets	11,718	12,809	12,104	15,554	18,212

TOTAL ASSETS	$2,534,300	$2,534,714	$2,480,799	$2,438,865	$2,457,556

LIABILITIES
Non-interest bearing transaction accounts	$314,491	$303,387	$300,909	$296,921	$302,117
Interest bearing transaction accounts and savings deposits	748,902	751,877	778,516	771,301	766,178
Time deposits less than $100,000	565,664	569,977	561,884	556,878	545,003
Time deposits greater than $100,000	418,850	386,581	373,366	369,372	357,800
Total deposits	2,047,907	2,011,822	2,014,675	1,994,472	1,971,098
Federal funds purchased and securities
sold under agreements to repurchase	109,065	92,508	108,519	98,499	107,150
Short-term debt	30,435	82,463	13,098	992	10,143
Long-term debt	85,808	88,242	91,045	93,365	113,370
Accrued interest and other liabilities	16,859	18,120	16,271	14,711	15,799
TOTAL LIABILITIES	2,290,074	2,293,155	2,243,608	2,202,039	2,217,560

TOTAL STOCKHOLDERS' EQUITY	244,226	241,559	237,191	236,826	239,996

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,534,300	$2,534,714	$2,480,799	$2,438,865	$2,457,556

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2005	2005	2005	2005	2004

ASSETS
Cash and non-interest bearing balances due from banks	$79,723	$77,764	$77,432	$77,862	$77,836
Interest bearing balances due from banks	20,837	22,324	25,343	35,027	36,587
Federal funds sold	30,598	38,768	43,543	52,022	56,423
Cash and cash equivalents	131,158	138,856	146,318	164,911	170,846

Investment securities - held-to-maturity	149,362	149,895	149,509	149,986	176,585
Investment securities - available-for-sale	397,715	402,220	408,136	404,127	361,231
Mortgage loans held for sale	9,356	9,794	8,981	8,532	10,087
Assets held in trading accounts	4,584	4,549	4,466	4,234	4,980

Loans	1,651,950	1,630,995	1,601,062	1,575,329	1,528,447
Allowance for loan losses	(27,172)	(27,127)	(26,931)	(27,004)	(27,186)
Net loans	1,624,778	1,603,868	1,574,131	1,548,325	1,501,261

Premises and equipment	59,763	58,796	57,931	57,538	52,464
Foreclosed assets held for sale, net	1,699	1,588	1,444	1,468	1,990
Interest receivable	16,479	15,589	14,852	14,398	13,626
Bank owned life insurance	23,694	20,523	14,266	3,593	2,431
Goodwill	60,479	60,454	60,454	60,454	56,996
Core deposit premiums	5,434	5,533	5,639	5,745	5,840
Other assets	13,033	13,479	13,821	15,554	19,443

TOTAL ASSETS	$2,497,534	$2,485,144	$2,459,948	$2,438,865	$2,377,780

LIABILITIES
Non-interest bearing transaction accounts	$303,974	$300,430	$298,926	$296,921	$293,060
Interest bearing transaction accounts and savings deposits	762,558	767,160	774,928	771,301	729,842
Time deposits less than $100,000	563,643	562,961	559,395	556,878	543,136
Time deposits greater than $100,000	387,177	376,503	371,380	369,372	349,224
Total deposits	2,017,352	2,007,054	2,004,629	1,994,472	1,915,262
Federal funds purchased and securities
sold under agreements to repurchase	102,041	99,673	103,537	98,499	94,465
Short-term debt	32,076	32,629	7,078	992	11,252
Long-term debt	89,590	90,865	92,199	93,365	110,946
Accrued interest and other liabilities	16,499	16,380	15,495	14,711	16,136
TOTAL LIABILITIES	2,257,558	2,246,601	2,222,938	2,202,039	2,148,061

TOTAL STOCKHOLDERS' EQUITY	239,976	238,543	237,010	236,826	229,719

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,497,534	$2,485,144	$2,459,948	$2,438,865	$2,377,780

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except per share data)	2005	2005	2005	2005	2004

INTEREST INCOME
Loans	$30,425	$29,225	$27,175	$25,413	$25,363
Federal funds sold	63	262	273	327	303
Investment securities	4,751	4,693	4,659	4,574	4,496
Mortgage loans held for sale, net of unrealized gains (losses)	131	168	134	119	130
Assets held in trading accounts	24	25	25	25	35
Interest bearing balances due from banks	162	119	103	196	172
TOTAL INTEREST INCOME	35,556	34,492	32,369	30,654	30,499
INTEREST EXPENSE
Time deposits	8,051	7,031	6,071	5,278	4,752
Other deposits	2,268	2,015	1,859	1,635	1,469
Federal funds purchased and securities
sold under agreements to repurchase	1,016	815	728	545	471
Short-term debt	311	646	130	14	41
Long-term debt	1,095	1,113	1,104	1,089	1,512
TOTAL INTEREST EXPENSE	12,741	11,620	9,892	8,561	8,245
NET INTEREST INCOME	22,815	22,872	22,477	22,093	22,254
Provision for loan losses	1,630	1,736	1,939	2,221	1,932
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,185	21,136	20,538	19,872	20,322
NON-INTEREST INCOME
Trust income	1,425	1,430	1,349	1,385	1,400
Service charges on deposit accounts	4,097	4,154	4,153	3,414	3,642
Other service charges and fees	507	472	454	584	488
Income on sale of mortgage loans, net of commissions	698	827	712	682	781
Income on investment banking, net of commissions	51	146	161	58	131
Credit card fees	2,709	2,619	2,584	2,340	2,630
Premiums on sale of student loans	251	295	642	634	247
Bank owned life insurance income	304	312	218	20	23
Other income	636	485	724	954	612
Gain (loss) on sale of securities, net	-	-	(168)	-	-
TOTAL NON-INTEREST INCOME	10,678	10,740	10,829	10,071	9,954
NON-INTEREST EXPENSE
Salaries and employee benefits	13,039	12,703	12,697	12,831	12,357
Occupancy expense, net	1,527	1,483	1,394	1,436	1,374
Furniture and equipment expense	1,482	1,421	1,406	1,449	1,444
Loss on foreclosed assets	31	57	55	48	116
Deposit insurance	65	72	69	73	68
Write off of deferred debt issuance cost	-	-	-	-	771
Other operating expenses	5,835	5,490	5,343	5,578	5,506
TOTAL NON-INTEREST EXPENSE	21,979	21,226	20,964	21,415	21,636
NET INCOME BEFORE INCOME TAXES	9,884	10,650	10,403	8,528	8,640
Provision for income taxes	3,059	3,316	3,460	2,668	2,800
NET INCOME	$6,825	$7,334	$6,943	$5,860	$5,840
BASIC EARNINGS PER SHARE	$0.48	$0.51	$0.48	$0.41	$0.40
DILUTED EARNINGS PER SHARE	$0.47	$0.50	$0.47	$0.40	$0.39

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except per share data)	2005	2005	2005	2005	2004

INTEREST INCOME
Loans	$112,238	$81,813	$52,588	$25,413	$96,853
Federal funds sold	925	863	600	327	748
Investment securities	18,677	13,926	9,233	4,574	17,447
Mortgage loans held for sale, net of unrealized gains (losses)	552	421	253	119	575
Assets held in trading accounts	99	74	50	25	41
Interest bearing balances due from banks	580	418	299	196	400
TOTAL INTEREST INCOME	133,071	97,515	63,023	30,654	116,064
INTEREST EXPENSE
Time deposits	26,431	18,381	11,349	5,278	18,198
Other deposits	7,777	5,508	3,494	1,635	4,965
Federal funds purchased and securities
sold under agreements to repurchase	3,104	2,088	1,273	545	1,227
Short-term debt	1,101	790	143	14	175
Long-term debt	4,401	3,306	2,192	1,089	5,863
TOTAL INTEREST EXPENSE	42,814	30,073	18,451	8,561	30,428
NET INTEREST INCOME	90,257	67,442	44,572	22,093	85,636
Provision for loan losses	7,526	5,895	4,159	2,221	8,027
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	82,731	61,547	40,413	19,872	77,609
NON-INTEREST INCOME
Trust income	5,589	4,164	2,734	1,385	5,421
Service charges on deposit accounts	15,818	11,721	7,567	3,414	14,564
Other service charges and fees	2,017	1,511	1,039	584	2,016
Income on sale of mortgage loans, net of commissions	2,919	2,221	1,395	682	3,391
Income on investment banking, net of commissions	416	364	219	58	645
Credit card fees	10,252	7,543	4,924	2,340	10,001
Premiums on sale of student loans	1,822	1,572	1,276	634	2,114
Bank owned life insurance income	854	551	238	20	73
Other income	2,799	2,163	1,677	954	2,480
Gain (loss) on sale of securities, net	(168)	(168)	(168)	-	-
TOTAL NON-INTEREST INCOME	42,318	31,642	20,901	10,071	40,705
NON-INTEREST EXPENSE
Salaries and employee benefits	51,270	38,231	25,529	12,831	48,533
Occupancy expense, net	5,840	4,314	2,831	1,436	5,500
Furniture and equipment expense	5,758	4,277	2,855	1,449	5,646
Loss on foreclosed assets	191	160	103	48	346
Deposit insurance	279	214	142	73	284
Write off of deferred debt issuance cost	-	-	-	-	771
Other operating expenses	22,246	16,412	10,923	5,578	21,305
TOTAL NON-INTEREST EXPENSE	85,584	63,608	42,383	21,415	82,385
NET INCOME BEFORE INCOME TAXES	39,465	29,581	18,931	8,528	35,929
Provision for income taxes	12,503	9,444	6,128	2,668	11,483
NET INCOME	$26,962	$20,137	$12,803	$5,860	$24,446
BASIC EARNINGS PER SHARE	$1.88	$1.40	$0.89	$0.41	$1.68
DILUTED EARNINGS PER SHARE	$1.84	$1.37	$0.87	$0.40	$1.65

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2005	2005	2005	2005	2004

Tier 1 capital
Stockholders' equity	$244,085	$241,171	$238,692	$232,272	$238,222
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(65,047)	(65,271)	(65,452)	(65,718)	(66,283)
Unrealized loss (gain) on AFS securities	4,360	3,448	1,925	4,262	1,124
Other	-	-	-	-	(738)

Total Tier 1 capital	213,398	209,348	205,165	200,816	202,325

Tier 2 capital
Qualifying unrealized gain on AFS securities	338	357	415	206	392
Qualifying allowance for loan losses	21,815	21,952	21,157	20,107	19,961

Total Tier 2 capital	22,153	22,309	21,572	20,313	20,353

Total risk-based capital	$235,551	$231,657	$226,737	$221,129	$222,678

Risk weighted assets	$1,740,005	$1,750,783	$1,686,669	$1,602,295	$1,590,373

Assets for leverage ratio	$2,475,659	$2,473,854	$2,420,348	$2,379,954	$2,391,149

Ratios at end of quarter
Leverage ratio	8.62%	8.46%	8.48%	8.44%	8.46%
Tier 1 capital	12.26%	11.96%	12.16%	12.53%	12.72%
Total risk-based capital	13.54%	13.23%	13.44%	13.80%	14.00%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2005	2005	2005	2005	2004

Loan Portfolio - End of Period
Consumer
Credit cards	$143,058	$138,077	$141,398	$141,793	$155,326
Student loans	89,818	89,759	75,565	87,745	83,283
Other consumer	138,051	136,626	131,210	127,245	128,552
Real Estate
Construction	238,898	227,063	207,136	186,526	169,001
Single-family residential	340,847	338,466	336,413	323,874	318,498
Other commercial	479,684	462,978	489,880	480,653	481,728
Unearned income	(8)	(8)	(9)	(10)	(10)
Commercial
Commercial	184,920	177,682	161,474	165,946	158,613
Agricultural	68,761	105,107	83,071	53,927	62,340
Financial institutions	20,499	21,219	21,979	999	1,079
Other	13,579	12,403	14,220	17,785	12,966

Total Loans	$1,718,107	$1,709,372	$1,662,337	$1,586,483	$1,571,376

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$1,004	$2,007	$2,012	$3,016	$4,020
U.S. Government agencies	28,000	25,999	25,999	23,500	21,500
Mortgage-backed securities	187	197	212	279	307
State and political subdivisions	117,148	120,424	118,586	118,376	122,457
Other securities	3,960	2,496	2,484	2,473	2,980
Total held-to-maturity	150,299	151,123	149,293	147,644	151,264
Available-for-Sale
U.S. Treasury	10,887	17,363	20,092	23,006	24,096
U.S. Government agencies	340,990	346,309	355,534	364,227	341,086
Mortgage-backed securities	3,309	3,442	3,786	3,744	3,877
State and political subdivisions	3,053	3,169	3,589	4,194	4,746
FHLB stock	6,044	11,320	10,137	7,705	8,206
Other securities	7,207	7,245	7,313	8,464	8,783
Total available-for-sale	371,490	388,848	400,451	411,340	390,794

Total investment securities	$521,789	$539,971	$549,744	$558,984	$542,058

Fair Value - HTM investment securities	$149,173	$151,192	$150,169	$147,287	$152,432

Investment Securities - QTD Average

Taxable securities	$412,483	$419,204	$439,010	$429,674	$428,184
Tax exempt securities	119,642	122,030	122,129	124,439	126,543

Total investment securities - QTD average	$532,125	$541,234	$561,139	$554,113	$554,727

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands)	2005	2005	2005	2005	2004

Allowance for Loan Losses
Balance, beginning of quarter	$27,330	$27,013	$26,422	$26,508	$27,602

Loans charged off
Credit cards	1,455	1,157	1,158	1,180	1,006
Other consumer	299	341	356	244	567
Real estate	262	444	222	120	418
Commercial	532	1,217	520	1,420	1,884
Total loans charged off	2,548	3,159	2,256	2,964	3,875

Recoveries of loans previously charged off
Credit cards	192	245	216	179	206
Other consumer	131	214	159	132	167
Real estate	46	128	47	30	75
Commercial	142	1,153	486	316	401
Total recoveries	511	1,740	908	657	849
Net loans charged off	2,037	1,419	1,348	2,307	3,026
Allowance for loan losses on acquisitions	-	-	-	-	-
Provision for loan losses	1,630	1,736	1,939	2,221	1,932
Balance, end of quarter	$26,923	$27,330	$27,013	$26,422	$26,508

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$5,598	$6,069	$6,947	$7,360	$6,309
Commercial	602	1,026	795	1,582	3,429
Consumer	1,096	1,193	1,167	1,292	1,180
Total nonaccrual loans	7,296	8,288	8,909	10,234	10,918
Loans past due 90 days or more	1,131	1,181	1,199	1,615	1,085
Total non-performing loans	8,427	9,469	10,108	11,849	12,003

Other non-performing assets
Foreclosed assets held for sale	1,540	2,120	1,482	1,340	1,839
Other non-performing assets	16	78	51	64	83
Total other non-performing assets	1,556	2,198	1,533	1,404	1,922

Total non-performing assets	$9,983	$11,667	$11,641	$13,253	$13,925

Ratios
Allowance for loan losses to total loans	1.57%	1.60%	1.63%	1.67%	1.69%
Allowance for loan losses to
non-performing loans	319.48%	288.63%	267.24%	222.99%	220.84%
Allowance for loan losses to
non-performing assets	269.69%	234.25%	232.05%	199.37%	190.36%
Non-performing assets ratio *	0.58%	0.68%	0.70%	0.83%	0.89%
Non-performing loans to total loans	0.49%	0.55%	0.61%	0.75%	0.76%
Non-performing assets to total assets	0.40%	0.45%	0.46%	0.54%	0.58%
Net charge offs to total loans	0.47%	0.33%	0.33%	0.58%	0.74%
Net charge offs to total loans
(excluding credit cards)	0.20%	0.13%	0.11%	0.36%	0.60%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except share data)	2005	2005	2005	2005	2004

QUARTER-TO-DATE
Diluted earnings per share	$0.47	$0.50	$0.47	$0.40	$0.39
Operating earnings (excludes nonrecurring items)	6,825	7,334	6,943	5,860	6,310
Diluted operating earnings per share	0.47	0.50	0.47	0.40	0.42
Cash dividends declared per common share	0.16	0.15	0.15	0.15	0.15
Cash dividends declared - amount	2,293	2,152	2,154	2,158	2,193
Return on average stockholders' equity	11.09%	12.05%	11.74%	10.04%	9.68%
Return on average assets	1.07%	1.15%	1.12%	0.97%	0.95%
Net interest margin (FTE)	4.10%	4.10%	4.15%	4.17%	4.09%
FTE Adjustment - investments	701	714	720	756	689
FTE Adjustment - loans	88	89	83	83	86
Amortization of intangibles	208	207	207	207	208
Amortization of intangibles, net of taxes	131	130	130	131	132
Average shares outstanding	14,329,026	14,357,059	14,365,441	14,450,533	14,608,104
Shares repurchased	29,458	44,835	35,660	261,500	-
Average price of repurchased shares	27.81	27.39	24.17	25.95	-
Average earning assets	2,281,780	2,292,982	2,252,695	2,229,257	2,239,174
Average interest bearing liabilities	1,958,724	1,971,648	1,926,428	1,890,407	1,899,644

YEAR-TO-DATE
Diluted earnings per share	$1.84	$1.37	$0.87	$0.40	$1.65
Operating earnings (excludes nonrecurring items)	26,962	20,137	12,803	5,860	24,916
Diluted operating earnings per share	1.84	1.37	0.87	0.40	1.68
Cash dividends declared per common share	0.61	0.45	0.30	0.15	0.57
Return on average stockholders' equity	11.24%	11.29%	10.89%	10.04%	10.64%
Return on average assets	1.08%	1.08%	1.05%	0.97%	1.03%
Net interest margin (FTE)	4.13%	4.14%	4.16%	4.17%	4.08%
FTE Adjustment - investments	2,891	2,190	1,476	756	2,812
FTE Adjustment - loans	343	255	166	83	361
Amortization of intangibles	829	621	414	207	792
Amortization of intangibles, net of taxes	522	391	261	131	503
Average shares outstanding	14,375,005	14,385,842	14,407,752	14,450,533	14,515,364
Diluted shares outstanding	311,922	297,548	304,431	327,079	333,196
Average earning assets	2,264,402	2,258,545	2,241,040	2,229,257	2,174,340
Average interest bearing liabilities	1,937,085	1,929,791	1,908,517	1,890,407	1,838,865

END OF PERIOD
Book value	$17.04	$16.82	$16.63	$16.15	$16.29
Shares outstanding	14,326,923	14,337,803	14,353,963	14,381,434	14,621,707
Full-time equivalent employees	1,110	1,099	1,094	1,083	1,086
Total number of ATM's	86	83	81	80	79
Total number of financial centers	79	77	76	75	78
Parent company only - investment in subsidiaries	265,714	263,991	262,020	259,425	257,851
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
(In thousands, except share data)	2005	2005	2005	2005	2004

QUARTER-TO-DATE
Net Income	$6,825	$7,334	$6,943	$5,860	$5,840
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	-	771
Tax effect (39%)	-	-	-	-	(301)
Net nonrecurring items	-	-	-	-	470
Operating income	$6,825	$7,334	$6,943	$5,860	$6,310

Diluted earnings per share	$0.47	$0.50	$0.47	$0.40	$0.39
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	-	0.05
Tax effect (39%)	-	-	-	-	(0.02)
Net nonrecurring items	-	-	-	-	0.03
Diluted operating earnings per share	$0.47	$0.50	$0.47	$0.40	$0.42

YEAR-TO-DATE
Net Income	$26,962	$20,137	$12,803	$5,860	$24,446
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	-	771
Tax effect (39%)	-	-	-	-	(301)
Net nonrecurring items	-	-	-	-	470
Operating income	$26,962	$20,137	$12,803	$5,860	$24,916

Diluted earnings per share	$1.84	$1.37	$0.87	$0.40	$1.65
Nonrecurring items
Write off of deferred debt issuance cost	-	-	-	-	0.05
Tax effect (39%)	-	-	-	-	(0.02)
Net nonrecurring items	-	-	-	-	0.03
Diluted operating earnings per share	$1.84	$1.37	$0.87	$0.40	$1.68

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: January 19, 2006	By:	/s/ Robert A. Fehlman
Robert A. Fehlman, Senior Vice President
and Chief Financial Officer